UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

APPTIO, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of Apptio, Inc. (the “Company”) by Bellevue Parent, LLC, a Delaware limited liability company (“Parent”), and Bellevue Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 9, 2018, by and among the Company, Parent and Merger Sub:

(i)	Email to Employees re 2016 Employee Stock Purchase Plan Notice; and
(ii)	2016 Employee Stock Purchase Plan Notice.

The items listed above were first used or made available on November 21, 2018.

(i)

To:	All ESPP Eligible Employees

Attached is the ESPP Prospectus Supplement which contains important information in contemplation of the pending merger. Most notably, the current offering period ending November 30, 2018 is scheduled to be the last offering period under the ESPP and the next planned offering period will not start after the current offering period is completed. Please read the attached document and retain for your records.

You can also view and download this document on Influence at the link below.

https://influence.apptio.com/Division/HR/Shared%20Documents/Stock/ESPP%20Prospectus%20Supp%20Notice%20%2811.20.2018%29.pdf

If you have any questions please contact stock@apptio.com.

Apptio Stock Team

(ii)

APPTIO, INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

Supplement to Prospectus

November 21, 2018

Dear ESPP Participant:

Apptio, Inc. (the “Company”) previously distributed to you the prospectus for the Apptio, Inc. 2016 Employee Stock Purchase Plan, as amended (the “ESPP”), which summarizes the key features of the ESPP (the “Prospectus”). The purpose of this document (the “Supplement”) is to update the information that was provided to you under the Prospectus, as described in further detail below. Please keep this Supplement with your copy of the Prospectus.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

As you may be aware, on November 9, 2018 (the “Signing Date”), the Company entered into an Agreement and Plan of Merger with Bellevue Parent, LLC (“Parent”) and Bellevue Merger Sub, Inc. (such agreement, the “Merger Agreement,” and the transactions contemplated under it, the “Merger”), pursuant to which, upon the completion of the Merger, the Company will become a wholly owned subsidiary of Parent. Please read this Supplement carefully as it explains certain actions that have been taken with respect to the ESPP in connection with the Merger. Currently, the Merger is expected to close in the first quarter of 2019. The date that the Merger actually closes is referred to in this Supplement as the “Closing Date.”

A.	CHANGES TO CURRENT OFFERING PERIOD

The current Offering Period (as defined in the ESPP) under the ESPP is scheduled to end on November 30, 2018 (the “Current Offering Period”). The Current Offering Period will continue in accordance with its existing terms, except as follows:

1.    On and after the Signing Date, participants in the Current Offering Period will not be permitted to increase their payroll contribution rate or make separate non-payroll contributions except as may be required by applicable law.

2.    Although we currently do not anticipate that the Closing Date will occur during the Current Offering Period, the Merger Agreement does provide that (a) Offering Periods are required to end no later than five business days before the date on which the effective time of the Merger occurs (the “Effective Date”); (b) if an Offering Period is required to be shortened, then prorated adjustments will be made to reflect the shortened period, but otherwise, the shortened period will be treated as a fully effective and completed Offering Period under the ESPP; and (c) any outstanding purchase rights under the ESPP will be exercised no later than one business day before the Effective Date, with any funds credited to an ESPP participant’s payroll withholding account under the ESPP used to purchase whole shares of Company common stock under the ESPP on the exercise date.

B.	NO NEW OFFERINGS

No new Offering Period or purchase period will begin under the ESPP on or after Signing Date. Accordingly, the Current Offering Period will be the final Offering Period under the ESPP, pending completion of the Merger. Also, as a result, on and after the Signing Date, no new participants will be permitted to commence participation in the ESPP.

C.	TERMINATION OF ESPP

Contingent on the closing of the Merger, the ESPP will be terminated no later than as of immediately before the effective time of the Merger.

If you have any questions regarding this Supplement, please feel free to contact:

Apptio, Inc.

ATTN: Stock Administration

11100 NE 8th Street, Suite 600

Bellevue, WA 98004

(866) 470-0320

Email: stock@apptio.com

Please note that copies of the Prospectus and this Supplement are available free of charge by calling or writing Stock Administration via the contact information provided above.

Thank you for your many contributions to the success of the Company.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio and Parent. In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED

TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPTIO AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.